UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 25, 2017

SPECTRUM GLOBAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53461	26-0592672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crown Oak Centre Drive

Longwood, Florida 32750

(Address of Principal Executive Offices)

(407) 512-9102

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 6, 2018, Spectrum Global Solutions, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with InterCloud Systems, Inc. (“InterCloud”), a Delaware corporation. Pursuant to the terms of the Agreement, InterCloud agreed to sell, and Spectrum agreed to purchase, all of the issued and outstanding capital stock and membership interests of ADEX Corp., ADEX Puerto Rico, LLC and ADEXCOMM (collectively, “ADEX”).

The purchase price the Company will pay for ADEX will include $3,000,000 in cash, of which $2,500,000 will be paid at closing and $500,000 will be retained by the Company for 90 days in order to satisfy any outstanding liabilities of ADEX incurred prior to the closing date, and the issuance to InterCloud of a one-year convertible promissory note in the aggregate principal amount of $2,000,000 (the “Note”).

The interest on the outstanding principal due under the Note accrues at a rate of 6% per annum. All principal and accrued interest under the Note is due one year following the issue date of the Note, and is convertible into shares of common stock, par value $0.00001 (the “Common Stock”), at a conversion price equal to 75% of the lowest volume-weighted average price during the 15 trading days immediately preceding the date of conversion, but in no event ever lower than $0.005. The Note includes customary events of default, including non-payment of the principal or accrued interest due on the Note. Upon an event of default, all obligations under the Note will become immediately due and payable and the Company will be required to make certain payments to InterCloud.

The foregoing description of the Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Agreement attached here to as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Stock Purchase Agreement, dated as of February 6, 2018, by and among the Company and InterCloud Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2018

SPECTRUM GLOBAL SOLUTIONS, INC.

By:	/s/ Roger Ponder
Name:	Roger Ponder
Title:	Chief Executive Officer

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